DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Institutional Short Term Treasury Fund for its six-month reporting period ended March 31, 1997 as shown in the following table:
                                       Income Dividends
                                          Per Share        Distribution Rate**
                   Total Return*       (Approximately)          Per Share
                  ________________    __________________     ________________
Class A shares         2.45%                $.058                 5.92%
Class B shares         2.33%                $.056                 5.67%
THE ECONOMY
    Reacting to an economy which reflects strong growth, low unemployment and stable prices, the Federal Open Market Committee (FOMC) of the Federal
Reserve Board (the "Fed") raised interest rates at the end of March for the first time in over two years. Concerned that persistently strong demand would increase the risk of a resurgence of inflation, the FOMC, which is the policy-making arm of the Fed, voted to lift the Federal Funds rate by a quarter of a percentage point to 5.5%. (The Federal Funds rate is the rate that banks charge each other for overnight loans.) The move to raise interest rates had been discussed since early last year when the Fed first became concerned about the inflationary potential of rising wage demands resulting from the strong rate of growth in new jobs. Yet over that time there has been little evidence of inflation despite robust job growth and an unemployment rate of less than 5.5%, a level that in the 1970s and 1980s contributed to an escalation in wages and prices. Instead, prices in virtually all sectors of the economy have remained quiescent. The Consumer Price Index has risen a modest 2.8% over the past 12 months, while increases in producer prices have been equally modest and, of late, many prices have actually fallen.
    Not surprisingly, the consumer confidence index of the Conference Board, a private research group, remains near all-time high territory. A closely followed component of the index measures consumer sentiment about the job market. The percentage of people reporting that jobs are plentiful has recently reached an eight-year high, while the portion reporting that jobs are hard to get was the lowest ever recorded. That positive attitude regarding job security has been cited by Federal Reserve Board Chairman Greenspan as a possible harbinger of higher wage pressures, which could result in an acceleration in the rate of inflation.
    Looking at the economy more generally, factory production _ particularly the durable goods sector _ has picked up lately after slumping over the last two months of last year. Also suggesting renewed vigor in the economy was the brisk pickup in retail sales from their relatively sluggish pace over the last quarter of 1996. As a corollary to the surge in retail sales, late payments on credit card debt have risen to the highest proportion of accounts since 1980, the year the American Bankers Association first monitored credit card delinquencies.
    Effective monetary policy is formulated less on how conditions are today than on how things may be in the future; hence the Fed's preemptive move to tighten credit without significant direct evidence that inflation is already on the rise is understandable. In recent testimony to Congress made before the Fed's decision to raise the Federal Funds rate, Fed Chairman Alan Greenspan said that the question "is not so much . . . where prices are or have been, but rather what the state of the economy will be later this year and into 1998 when any actions we may or may not have taken would become effective." We continue to remain alert to any economic developments that might indicate a further tightening by the Fed.
THE MARKET
    With two-year notes trading at a yield of 6.50%, the market has priced in another preemptive strike by the Fed. Domestic participants, if polled, would probably say that this represents fair value, but is not cheap considering that the
Fed is entering a new credit-tightening cycle. In our last letter we wrote about the attractiveness of U.S. rates compared to foreign rates. Following are the recent levels: Canadian two-year notes are yielding 4.70%, the French two-year yield is 3.68% and the German two-year yield is 3.60%. In fact the U.S. is still one of the higher-yielding developed countries.
    If European economies start to improve, then we could see the attractiveness of U.S. rates start to dissipate. The amount of fiscal drag placed on European economies in preparation for the European Monetary Union should not be underestimated. Also, the absorption of East Germany by West Germany continues to be a tremendous burden on the German economy.
THE PORTFOLIO
    The portfolio is currently positioned defensively. This is partly due to a belief that we are in a runaway growth economy, but more in light of the Fed's recent decision to raise rates. The old adage, "Don't fight the Fed," applies here. Until the Fed has completed its tightening cycle, it is prudent to remain defensive.
    Since we wrote to you last we have moved the Fund from an average life of two years _close to its maximum _ to a more defensive posture of 1.2 years. Until we have more economic data to show the effect higher rates have had on the economy, we plan to remain in this maturity range.
                              Very truly yours,

                          [Gerald E. Thunelius signature logo]

                              Gerald E. Thunelius
                              Portfolio Manager
April 18, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.


DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
STATEMENT OF INVESTMENTS                                                                      MARCH 31, 1997 (UNAUDITED)
                                                                                                      Principal
U.S. Treasury Notes_54.2%                                                                               Amount          Value
                                                                                                        _______       _______
    5 7/8%, 8/15/1998.......................................................                    $  10,000,000    $  9,945,312
    5 7/8%, 1/31/1999.......................................................                       40,000,000      39,637,500
    8 7/8%, 2/15/1999.......................................................                       10,000,000      10,428,125
    9 1/8%, 5/15/1999.......................................................                       10,000,000      10,517,188
    6 3/4%, 5/31/1999.......................................................                        3,300,000       3,317,531
                                                                                                                      _______
TOTAL U.S. TREASURY NOTES
    (cost $74,093,158)......................................................                                    $  73,845,656
                                                                                                                      =======
Short-Term Investments_41.4%
Repurchase Agreements;
Aubrey G. Lanston & Co., 6 1/4%
    dated 3/31/1997, due 4/1/1997 in the amount of $56,428,795
    (fully collateralized by $58,055,000 U.S. Treasury Bills,
    7/24/1997, value $57,068,065)
    (cost $56,419,000)......................................................                    $  56,419,000    $ 56,419,000
                                                                                                                      =======
TOTAL INVESTMENTS
    (cost $130,512,158).....................................................                             95.6%   $130,264,656
                                                                                                         ====         =======
CASH AND RECEIVABLES (NET)..................................................                              4.4%   $  6,012,051
                                                                                                         ====         =======
NET ASSETS..................................................................                            100.0%   $136,276,707
                                                                                                         ====         =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                   MARCH 31, 1997 (UNAUDITED)
                                                                                                        Cost           Value
                                                                                                        -----          -------
ASSETS:                          Investments in securities_See Statement of Investments
                                 (including Repurchase Agreements of
                                 $56,419,000)_Note 1(b).....................                       $130,512,158      $130,264,656
                                 Cash.......................................                                               79,400
                                 Receivable for investment securities sold..                                            5,027,968
                                 Interest receivable........................                                            1,012,796
                                                                                                                         _______
                                                                                                                     136,384,820
                                                                                                                         _______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                            21,774
                                 Due to Distributor.........................                                               2,709
                                 Payable for shares of Beneficial Interest redeemed                                       83,630
                                                                                                                         _______
                                                                                                                         108,113
                                                                                                                         _______
NET ASSETS..................................................................                                         $136,276,707
                                                                                                                         ========
REPRESENTED BY:                  Paid-in capital............................                                         $140,466,134
                                 Accumulated net realized gain (loss) on investments                                   (3,941,925)
                                 Accumulated gross unrealized (depreciation)
                                 on investments.............................                                             (247,502)
                                                                                                                          _______
NET ASSETS..................................................................                                         $136,276,707
                                                                                                                         ========
                                                   NET ASSET VALUE PER SHARE
                                                ________________________________
                                                                                                 Institutional         Investor
                                                                                                     Shares             Shares
                                                                                                 ------------        ------------
Net Assets..................................................................                       $122,390,048       $13,886,659
Shares Outstanding..........................................................                         62,181,565         7,019,845
NET ASSET VALUE PER SHARE...................................................                              $1.97             $1.98
                                                                                                            ===               ===
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
STATEMENT OF OPERATIONS                                                           SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $4,823,548
EXPENSES:                        Management fee_Note 3(a)...................                    $   158,686
                                 Distribution fees (Investor Shares)_Note 3(b)                       21,233
                                                                                                     ______
                                     Total Expenses.........................                                            179,919
                                                                                                                         ______
INVESTMENT INCOME_NET.......................................................                                          4,643,629
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                    $  (706,373)
                                 Net unrealized appreciation (depreciation) on investments         (117,997)
                                                                                                     ______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                           (824,370)
                                                                                                                         ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $3,819,259
                                                                                                                         ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                   Six Months Ended
                                                                                    March 31, 1997*      Year Ended
                                                                                     (Unaudited)     September 30, 1996
                                                                                       ________          __________
OPERATIONS:
    Investment income_net...............................................         $     4,643,629     $   14,961,226
    Net realized gain (loss) on investments.............................                (706,373)        (2,484,085)
    Net unrealized appreciation (depreciation) on investments...........                (117,997)           (14,896)
                                                                                        ________            _______
          Net Increase (Decrease) in Net Assets Resulting from Operations              3,819,259         12,462,245
                                                                                        ________            _______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Institutional Shares..............................................              (4,166,607)       (13,968,029)
      Investor Shares...................................................                (477,022)        (1,022,388)
                                                                                        ________            _______
          Total Dividends...............................................              (4,643,629)       (14,990,417)
                                                                                        ________            _______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Institutional Shares..............................................              25,450,414        257,457,775
      Investor Shares...................................................               4,633,656         41,742,937
    Dividends reinvested:
      Institutional Shares..............................................               2,657,330         10,564,901
      Investor Shares...................................................                 421,012            872,362
    Cost of shares redeemed:
      Institutional Shares..............................................             (75,267,078)      (256,062,818)
      Investor Shares...................................................             (15,574,071)       (23,978,886)
                                                                                        ________            _______
          Increase (Decrease) in Net Assets from Beneficial Interest Transactions    (57,678,737)        30,596,271
                                                                                        ________            _______
            Total Increase (Decrease) in Net Assets.....................             (58,503,107)        28,068,099
NET ASSETS:
    Beginning of Period.................................................             194,779,814        166,711,715
                                                                                        ________            _______
    End of Period.......................................................           $ 136,276,707      $ 194,779,814
                                                                                        ========            =======
                                                                                         Shares             Shares
                                                                                        ________            _______
CAPITAL SHARE TRANSACTIONS:
    Institutional Shares
      _________
    Shares sold.........................................................              12,853,701        128,426,345
    Shares issued for dividends reinvested..............................               1,340,222          5,314,554
    Shares redeemed.....................................................             (37,906,230)      (128,532,027)
                                                                                        ________            _______
          Net Increase (Decrease) in Shares Outstanding.................             (23,712,307)         5,208,872
                                                                                        ========            =======
    Investor Shares
      _______
    Shares sold.........................................................               2,316,026         20,911,548
    Shares issued for dividends reinvested..............................                 211,302            436,954
    Shares redeemed.....................................................              (7,805,903)       (12,025,940)
                                                                                        ________            _______
          Net Increase (Decrease) in Shares Outstanding.................              (5,278,575)         9,322,562
                                                                                        ========            =======
*  Effective February 2, 1997, Class A shares were redesignated as
Institutional Shares and Class B shares were redesignated as Investor Shares.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                     Institutional Shares
                                                                       ______________________________________________________
                                                                       Six Months Ended
                                                                        March 31, 1997(1)      Year Ended September 30,
                                                                                          --------------------------------
PER SHARE DATA:                                                          (Unaudited)          1996        1995        1994(2)
                                                                         ------------         ----        ----        ----
    Net asset value, beginning of period..............                     $  1.98         $  1.99     $  1.96     $  2.00
                                                                              ----            ----        -----       ----
    Investment Operations:
    Investment income_net.............................                         .06             .13         .13         .10
    Net realized and unrealized gain (loss)
      on investments..................................                        (.01)           (.01)        .03        (.04)
                                                                              ----            ----        -----       ----
    Total from Investment Operations..................                         .05             .12         .16         .06
                                                                              ----            ----        -----       ----
    Distributions:
    Dividends from investment income_net..............                        (.06)           (.13)       (.13)       (.10)
                                                                              ----            ----        -----       ----
    Net asset value, end of period....................                     $  1.97         $  1.98     $  1.99     $  1.96
                                                                              ====            ====        ====        ====
TOTAL INVESTMENT RETURN...............................                        4.91%(3)        6.03%       8.45%       3.08%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...........                         .20%(3)         .20%        .20%        .20%(3)
    Ratio of net investment income
      to average net assets...........................                        5.88%(3)        6.40%       6.48%       5.41%(3)
    Portfolio Turnover Rate...........................                      551.19%(4)      694.24%   1,926.32%   4,125.54%(4)
    Net Assets, end of period (000's Omitted).........                    $122,390        $170,290    $160,748     $90,421
(1)    Effective February 2, 1997, Class A shares were redesignated as Institutional Shares.
(2)    From October 29, 1993 (commencement of operations) to September 30, 1994.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                       Investor Shares
                                                                       __________________________________________________________
                                                                       Six Months Ended
                                                                        March 31, 1997(1)     Year Ended September 30,
                                                                                          --------------------------------
PER SHARE DATA:                                                          (Unaudited)        1996         1995          1994(2)
                                                                         ------------       ----         ----          ----
    Net asset value, beginning of period..............                     $  1.99       $  2.00      $  1.97       $  2.00
                                                                              ----            ----        -----       ----
    Investment Operations:
    Investment income_net.............................                         .06           .12          .13           .09
    Net realized and unrealized gain (loss)
      on investments..................................                        (.01)         (.01)         .03          (.03)
                                                                              ----            ----        -----       ----
    Total from Investment Operations..................                         .05           .11          .16           .06
                                                                              ----            ----        -----       ----
    Distributions:
    Dividends from investment income_net..............                        (.06)         (.12)        (.13)         (.09)
                                                                              ----            ----        -----       ----
    Net asset value, end of period....................                     $  1.98       $  1.99      $  2.00       $  1.97
                                                                              ====          ====         ====          ====
TOTAL INVESTMENT RETURN...............................                        4.67%(3)      5.76%        8.17%         3.39%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...........                         .45%(3)       .45%         .45%          .45%(3)
    Ratio of net investment income
      to average net assets...........................                        5.62%(3)      6.13%        6.35%         5.01%(3)
    Portfolio Turnover Rate...........................                      551.19%(4)    694.24%    1,926.32%     4,125.54%(4)
    Net Assets, end of period (000's Omitted).........                    $ 13,887       $24,490      $ 5,964       $23,147
(1)    Effective February 2, 1997, Class B shares were redesignated as Investor Shares.
(2)    From October 29, 1993 (commencement of operations) to September 30, 1994.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Institutional Short Term Treasury Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with a high level of current income with minimum fluctuation of principal value. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold without a sales load. Effective February 2, 1997, Class A shares were redesignated as Institutional Shares and Class B shares were redesignated as Investor Shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Institutional Shares and Investor Shares. Investor Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the two classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments, including U.S. Treasury Bills, are valued at the mean between the quoted bid prices and asked prices. Other short-term investments are carried at amortized cost, which approximates value.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $777,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1996. The carryover does not include net realized securities losses from November 1, 1995 through September 30, 1996 which are treated, for Federal income tax purposes, as arising in fiscal 1997. If not applied, $728,000 of the carryover expires in fiscal 2003 and $49,000 expires in fiscal 2004.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended March 31, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Unless the Manager gives the Fund's investors 90 days notice to the contrary, the Manager, and not the Fund, will be liable for Fund expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, other than the following expenses, which will be borne by the Fund: the management fee, and with respect to the Fund's Investor Shares, Rule 12b-1 Service Plan expenses.
    The Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund.
    The Manager compensates Mellon under a custody agreement to provide custodial services for the Fund.
    (b) Under the Investor Shares Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for distributing the Fund's Investor Shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund's Investor Shares and for providing certain services relating to Investor Shares shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Investor Shares. Both the Distributor and Dreyfus may pay one or more Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's Investor Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended March 31, 1997, the Rule 12b-1 service fees borne by the Fund with respect to its Investor Shares was $21,233.
    (c) Each trustee receives an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1997, amounted to $707,749,677 and $716,354,127, respectively.
    At March 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



Registration Mark
Dreyfus lion "d" logo]
DREYFUS INSTITUTIONAL
SHORT TERM TREASURY FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                        721/680SA973
[Dreyfus logo]
Registration Mark
Institutional
Short Term
Treasury Fund
Semi-Annual
Report
March 31, 1997